SETTLEMENT and RELEASE AGREEMENT

THIS AGREEMENT MADE THIS 18th day of February, 2005 BY AND AMONG ACS HOLDINGS, INC., a Nevada corporation and American Card Services Inc., a Delaware corporation (collectively "ACS"),

AND
Tony Wicks, individually and for and on behalf of Grafton Inc and the Tony & Anne Wicks Revocable Trust; Robert Warner, individually and for and on behalf of Ventura Holdings Ltd.; John Hartley, individually and for and on behalf of Nelena Holdings Ltd.; Jon Larson, individually and for and on behalf of Jon & Karen Larson Family Trust; Henry Fisher, individually and for and on behalf of MJJ Ventures LLC ; Edward Lites; individually and for and on behalf of ACS Funding LLC; William Bryd; individually and for and on behalf of ACS Funding LLC; Dick Furlong, individually and for and on behalf of ACS Funding LLC; Susan Uhlick-Richman, individually; Jim Christensen, individually; Nicholas Muscato, individually; and Edward S. Frohling, individually; (collectively "Investors"). ACS and Investors collectively referred to as Parties.

WHEREAS, Investors invested sums set forth herein below in ACS, and

WHEREAS, Investors obtained from Walter H. Roder II, personal guarantees for said investments (for purposes of this Agreement, Walter H. Roder II, JoAnne S. Roder, Rodering Inc. of California, Rodering Inc of Georgia, Rodering DB Plan, Rodering Inc Profit Sharing Plan & Trust, Rodering Trust; Roder Revocable Living Trust, and any and all entities owned or controlled by Walter H. Roder II are collectively referred to in this Agreement as "Roder"); and

WHEREAS, ACS is a publicly traded company on the NASDAQ Bulletin Board that elected to be governed under the Investment Act of 1940 ("BDC"), and

WHEREAS, the business model of ACS in the debit card business was not successful, and

WHEREAS, ACS engaged KMA Capital Partners Ltd. to turn around and restructure ACS, and

WHEREAS, KMA pursuant to a contract with ACS preserved the public trading status of ACS on the NASDAQ Bulletin Board, including but not limited to, completing certain financial reporting, and

WHEREAS, it has been determined by KMA and ACS that a restructuring of ACS is necessary to preserve ACS and bring it into compliance with the Investment Act of 1940, and

WHEREAS,   Investors  and  ACS  have  had  certain  discussions   regarding  the
restructuring of ACS, which the Parties now wish to reduce to writing in this Agreement.
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NOW,  THEREFORE IN CONSIDERATION OF THE MUTUAL  PROMISES,  REPRESENTATIONS,  AND
COVENANTS CONTAINED HEREIN, AND OTHER GOOD AND VALUABLE CONSIDERATION, THE PARTIES AGREE AS FOLLOWS:

Article 1.  Settlement  and Release.  At Closing,  Investors  shall  receive the
Preferred Shares and Warrants set forth herein below in full settlement, release, discharge and exchange of all of their rights, title, and interest in and to ACS, including but not limited to, principal, interest, penalties, debts, security interests, liens, encumbrances, compensation, fees, payroll, obligations, options, warrants, equity, conversion or other similar financial obligations or instruments of ACS.

Article 2. Preferred Shares. Investors shall receive Preferred Shares and Warrants in proportion to their interests set forth in Schedule "A" attached hereto and made a part hereof. Said Preferred Shares and shall have the following attributes.

          a) At Closing Investors shall have parity with KMA, so that Investors shall receive (in accordance with the Schedule "A") Preferred Shares totaling Three Hundred Million (300,000,000) and Three Hundred and Twenty Five Million (325,000,000) Warrants. The Preferred and Warrants shall have no face value. The Warrants shall be convertible into the Preferred at a price of $0.0001. The Warrants shall be entitled to convert the earlier of the effective date of the Reverse Split of ACS or six (6) months. Company shall be liable to Investors for the Warrant conversion strike price for those Warrants that are exercised.
          b)   The Preferred Shares are convertible into Common one to one.
          c) After Closing, Investors position may increase for fresh equity capital or services obtained by ACS.
          d)   The Preferred Shares shall be entitled to one vote per share.
          e) The Preferred Shares as a group shall be entitled to revenue sharing dividend of twenty five (25%) of the net revenue of ACS. Net revenue is defined as the net revenue as reported under SEC financial filings. Said dividend may be payable in cash or common stock at the option of the Investors
          f) The Preferred Shares are callable by ACS at 120% of value after twenty four (24) months, subject to Article 2(b) hereinabove. Value shall be determined by mutual agreement of the Parties. In the event the Parties cannot agree, than the Parties shall submit the disputes to binding arbitration under this Agreement.

Article 3. Board. ACS shall not have less than a five (5) person board. Investors shall be entitled to elect two (2) board members and KMA shall be entitled to elect two (2) board members and the fifth member shall be an independent member mutually agreed to by the parties.

Article 4. Management. The current management of ACS by KMA shall remain unchallenged by Investors for not less than twenty four (24) months from the date of the Closing, subject to Article 6.

Article 5. Roder. In further consideration of the exchange in this Agreement, Investors at Closing, shall assign, convey, transfer, bargain, and sell unto ACS all right, title and interest of Investors, if any, to any and all guarantees of Roder. The release of ACS from liability on the obligations of Investors shall not release Roder. from their obligations on said guarantees.

Article 6. Business Plan and Two Year Benchmarks. As part of the ACS business model ACS shall raise funds under the 40 Act and acquire portfolio companies in accordance with the BDC model as may be determined from time to time by ACS management. Provided however, ACS shall endeavor to reach the following benchmarks

          a)   1Q 2005 - continue restructuring
          b) 2Q & 3Q 2005 - complete Business Plan; start development of portfolio companies; possible first acquisition
          c) Year end 2005 - complete restructuring and deploy business plan; and distribute a cash dividend to the Preferred Shareholders, subject to state corporate statutes.
          d)   2006  - to be  determined.  Distribute  a  cash  dividend  to the
               Preferred Shareholders, subject to state corporate statutes.
          e)   In addition, ACS shall endeavor to create liquidity and an annual return.

Article 7. Closing. The Closing shall take place on February 21, 2005 ("Closing") at the offices of ACS. At Closing the Parties shall deliver all information and documents necessary or reasonably required by the Parties to fulfill their respective obligations hereunder. The Closing may take place by facsimile transmission or overnight delivery of documents.

Article 8. Continuing Warranties of Investors. Investors hereby warrant and represent to ACS:

          a) that the debts and obligations listed on Schedule A are valid and enforceable obligations of ACS.

          b) that the guarantees of Investors from Roder are valid and enforceable.

          c) That the debts, obligations, and guarantees from ACS Roder, have not been sold, assigned, conveyed or transferred by Investors.

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

These warranties and representations are ongoing warranties by Investors and shall survive the Closing of this Agreement.

Article 9. Ongoing Due Diligence. The Parties hereby acknowledge and agree that subsequent to the execution of this Agreement and prior to Closing, ACS shall conduct such further due diligence as it deems in its sole discretion to be reasonably necessary for Closing.

Article 10. Default and Cure. In the event a Party to this Agreement, fails or refuses to perform its respective obligations under this Agreement in a timely manner, then one Party may give Notice hereunder to the defaulting Party of default hereunder ("Default Notice"). Said Default Notice shall set forth with sufficient specificity and particularity the details of said default. The Party to whom said Default Notice is given shall have thirty (30) days from the date of the delivery of the Default Notice to either (a) cure the deficiencies set forth in the Default Notice or (b) give written Reply to the Notice setting forth with particularity the reasons for the nonexistence of default or inability to cure the default(s).

Article 11. Effective Date and Binding Effect. The effective date of this Agreement shall be from and after Closing and shall remain in full force and effect. It shall be not be a requirement for a binding Agreement that all of the Investors execute the Agreement.

Article 12. Legal Counsel. Parties hereby acknowledge and agree they had full opportunity to seek legal counsel of their own choosing prior to execution of this Agreement.

Article 13. Securities Laws and Regulation and Taxation. The Parties hereby agree and acknowledge that the transfer and exchange of securities pursuant to this Agreement shall constitute an exempt isolated transaction and the securities received in such transfer and exchange do not have to be registered under federal or State securities laws and regulations. Further, it is the express intent of the Parties that this Agreement, and the transactions contemplated by it, be treated as tax free to the extent possible under the IRS Code of 1986 (and regulations thereto).

Article 14. Costs. The Parties shall bear their own legal and other costs in connection with the making and closing of this Agreement.

Article 15. STANDARD TERMS and CONDITIONS and EXHIBITS. THE PARTIES AGREE EXHIBIT "A" ATTACHED HERETO ON STANDARD TERMS AND CONDITIONS ARE DEEMED PART OF THIS AGREEMENT FOR ALL PURPOSES AS THOUGH FULLY SET FORTH HEREIN. FURTHER, THE PARTIES AGREE AND ACKNOWLEDGE THAT ANY OTHER EXHIBITS, ATTACHMENTS, OR SCHEDULES THAT ARE MADE A PART OF THIS AGREEMENT OR PROVIDED IN CONNECTION WITH THIS AGREEMENT ARE DEEMED TO BE A PART OF THIS AGREEMENT FOR ALL PURPOSES.

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

IN WITNESS  WHEREOF,  THE PARTIES  HAVE CAUSED THIS  AGREEMENT TO BE EXECUTED IN
THEIR  NAMES  AND/OR  BY  AND  THROUGH  THEIR   PROPERLY  AND  DULY   AUTHORIZED
REPRESENTATIVES ON THE DATE FIRST ABOVE WRITTEN.


 INVESTORS:


 ----------------------------------------------
 (signature)


 ----------------------------------------------
 (print)
 Individually and for and on behalf of
                                       --------


 ACS:
 ACS Holdings, Inc.

 By
    -------------------------------------------
    David A. Eison, COO


    American Card Services Inc.


 By
    -------------------------------------------
    David A. Eison, COO


                                   SCHEDULE A

nsert

                                    EXHIBIT A

                          STANDARD TERMS AND CONDITIONS


Time. Time is of the essence in this Agreement and the transactions contemplated by it.

Good faith and fair dealing. The parties agree this Agreement imposes an implied duty of good faith and fair dealing on all the respective obligations of the Parties.

Headings. The headings of Articles and paragraphs contained in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.

Obligations After Closing. The Parties shall, after Closing, assist and cooperate in good faith with each other in providing any and all information or documents necessary or reasonably required to fulfill their respective obligations under this Agreement.

Modification and Waiver. This Agreement constitutes the entire Agreement between the Parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the Parties. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by all of the Parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

Counterparts & Facsimile. This Agreement and Exhibit may be executed simultaneously in one or more counter-parts or by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Rights of Parties. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the Parties to it and their respective heirs, legal representatives, successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons not a party to this Agreement, nor shall any provision give any such third persons any right of subrogation or action over against any party to this Agreement.

Assignment. The Parties shall not assign or transfer their respective obligations under this Agreement. This Agreement shall be binding on, and shall inure to the benefit of, the Parties to it and their respective heirs, legal representatives, successors, and any of their respective companies, subsidiaries, entities, agents, associates, partners, directors, officers, employees, and representatives.

Arbitration and Governing law. Any and all disputes, controversies or claims (including any and all disputes, controversies, and claims between the Parties after Closing) arising out of or relating to this Agreement, or the making, performance, or interpretation thereof, including the issues of fraud, misrepresentation, rescission, reformation, revocation, or novation, shall be fully and finally settled by binding arbitration in accordance with the Commercial Rules of the American Arbitration Association, then existing. The arbitration shall take place in Orlando, Florida and judgment on the arbitration award may be entered in any Court having jurisdiction over the subject matter of the controversy. The arbitrator(s) in deciding the case shall apply the commercial law of the State of Florida without regard to the doctrine of conflicts of law. The obligation of the Parties to submit to binding arbitration is their sole and exclusive remedy at law or equity and this obligation shall survive the Closing.

Costs. If legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of any alleged dispute, breach, default, or misrepresentation, in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees and other costs incurred, including expert witness fees, in that action or proceeding, in addition to any other relief to which it or they may be entitled.

Severability. To the extent any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid or unenforceable, such provision shall be deleted from this Agreement, and the validity and enforceability of the remainder of such provision and of this Agreement shall be unaffected.

Force Majeure. No Party to this Agreement shall be responsible to the other Party for nonperformance or delay in performance of the terms or conditions of this Agreement due to acts of God, acts of governments, war, riots, strikes, accidents in transportation, or other causes beyond the reasonable control of such Party.

Authority. Both Parties acknowledge that by execution of this Agreement they have the right, power, legal capacity, and authority to enter into, and perform their respective obligations under this Agreement, and no approvals or consents of any persons other than the Parties are necessary in connection with this Agreement.

No Conflict with Prior Agreements. Both Parties acknowledge, warrant and agree that the execution of this Agreement, the consummation of the transactions contemplated herein, and compliance with the terms of this Agreement, do not and will not, conflict with, or constitute a default under any indenture, mortgage, deed of trust or other agreement (oral or written) or instrument to which the Parties are now a party, or the articles, (and any amendments thereto) or bylaws of Parties, or any law, order, rule or regulations, injunction, or decree or any government agency or court, domestic or foreign, having jurisdiction over the Parties or their respective businesses or properties.

Notices. Any notice or other communication in connection with this Agreement must be in writing and if by mail, by certified mail, return receipt requested, and shall be effective when delivered to the addressee at the address listed below or such other address as the addressee shall have specified in a notice actually received by the addressor.

If to: ACS Holding, Inc.
       ATTN:  C. Giannetto, Esq.
       7658 Municipal Dr
       Orlando, FL  32819
       fax (407) 226-3977

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

If to: INVESTOR

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ATTN:
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fax:
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